SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549



                        FORM 8-K

                     CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 30, 1996

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of May 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1996-S14)



            Residential Funding Mortgage Securities I, Inc.
     (Exact name of registrant as specified in its charter)

        DELAWARE                33-54227         75-2006294
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)



            Exhibit Index Located on Page 2
Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration
Statement of the Registrant are hereby filed:


                                          Sequentially
Exhibit
                                                             Numbered
Number                                                        Exhibit

                                                               Page


7(c) Pooling and Servicing Agreement, dated                        004
          as of May 1, 1996 among Residential
          Funding Mortgage Securities I, Inc.,
          as company, Residential Funding Corporation,
          as master servicer, and First National Bank
          Chicago,   as trustee.





                       SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL FUNDING
                                   MORTGAGE
                                   SECURITIES I, INC.



                                   By: /s/ Diane S. Wold

                                   Name: Diane S. Wold
                                   Title:  Vice President


Dated:  May 30, 1996



                                           Exhibit 7(c)






            Pooling and Servicing Agreement